UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 30, 2016 (September 27, 2016)

Good Times Restaurants Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Union Boulevard, #400, Lakewood, Colorado 80228
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2016 (the “Effective Date”), Good Times Restaurants Inc., a Nevada corporation (the “Company”), entered into restated Employment Agreements (the “Employment Agreements”) with Boyd E. Hoback, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors, and James K. Zielke, the Company’s Chief Financial Officer (the “Executive”).  Additionally, the Company entered into Employment Agreements with Mr. Scott G. LeFever, the Company’s Vice President of Operations and Ms. Susan M. Knutson, the Company’s Controller (the “Officer”).

Boyd E. Hoback - Employment Agreement

Pursuant to the Employment Agreement, the Executive will receive a minimum annual base salary of $225,000, which base salary may be increased, but not decreased, if the Company’s Board of Directors determines that such increase is appropriate based upon performance reviews of the Executive.  The Executive will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Company’s Board of Directors in its sole discretion.  In addition, the Executive will receive an annual discretionary allowance of $15,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

In the event that the Executive’s employment is terminated during the first year of employment (i) without cause by the Company, (ii) by the Executive following a willful and material breach of the Employment Agreement by the Company or (iii) by the Executive within one year after the Company experiences a change in control, the Executive shall be entitled to an amount equal to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of the Executive for the five fiscal years of Good Times prior to such termination.  Thereafter, if the Executive’s employment is terminated for any of the foregoing reasons, the Executive shall be entitled to an amount equal to the sum of (A) one and one-half times the Executive’s Base Compensation for the fiscal year of the termination, (B) the average of the Executive’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, and (C) $15,000; and (D) a lump sum amount equal to what the monthly COBRA premium payable for the health insurance coverage of the Executive is at the time of his termination multiplied by 18 (together the “Severance Compensation”).

The Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the Employment Agreement will automatically extend for additional periods of one year.

James K. Zielke - Employment Agreement

Pursuant to the Employment Agreements, the Executive will receive a minimum base salary of $175,000, which base salary may be increased, but not decreased, if the Company’s Board of Directors determines that such increase is appropriate based upon performance review of the Executive.  The Executive will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Company’s Board of Directors in its sole discretion.  In addition, the Executive will receive an annual discretionary allowance of $15,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

With respect to the Executive, in the event that the Executive’s employment is terminated during the first year of employment (i) without cause by the Company, (ii) by the Executive following a willful and material breach of the Employment Agreement by the Company or (iii) by the Executive within one year after the Company experiences a change in control, the Executive shall be entitled to an amount equal to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of the Executive for the five fiscal years of Good Times prior to such termination.  Thereafter, if the Executive’s employment is terminated for any of the foregoing reasons, the Executive shall be entitled to an amount equal to the sum of (A) one times the Executive’s Base Compensation for the fiscal year of the termination, (B) the average of the Executive’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, and (C) $15,000; and (D) a lump sum amount equal to what the monthly COBRA premium payable for the health insurance coverage of the Executive is at the time of his termination multiplied by 12 (together the “Severance Compensation”).

The Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the Employment Agreement will automatically extend for additional periods of one year.

Scott G. LeFever - Employment Agreement

Pursuant to the Employment Agreements, the Officer will receive a minimum base salary of $150,000, which base salary may be increased, but not decreased, if the Company’s Board of Directors determines that such increase is appropriate based upon performance reviews of the Officer.  The Officer will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Company’s Board of Directors in its sole discretion.  In addition, the Officer will receive an annual discretionary allowance of $12,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

With respect to the Officer, in the event that the Officer’s employment is terminated during the first year of employment (i) without cause by the Company, (ii) by the Officer following a willful and material breach of the Employment Agreement by the Company or (iii) by the Officer within one year after the Company experiences a change in control, the Officer shall be entitled to an amount equal to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of the Officer for the five fiscal years of Good Times prior to such termination.  Thereafter, if the Officer’s employment is terminated for any of the foregoing reasons, the Officer shall be entitled to an amount equal to the sum of (A) one times the Officer’s Base Compensation for the fiscal year of the termination, (B) the average of the Officer’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, and (C) $12,000; and (D) a lump sum amount equal to what the monthly COBRA premium payable for the health insurance coverage of the Officer is at the time of his termination multiplied by 12 (together the “Severance Compensation”).

The Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the Employment Agreement will automatically extend for additional periods of one year.

Susan M. Knutson - Employment Agreement

Pursuant to the Employment Agreements, the Officer will receive a minimum base salary of $118,000, which base salary may be increased, but not decreased, if the Company’s Board of Directors determines that such increase is appropriate based upon performance reviews of the Officer.  The Officer will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Company’s Board of Directors in its sole discretion.  In addition, the Officer will receive an annual discretionary allowance of $6,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

With respect to the Officer, in the event that the Officer’s employment is terminated during the first year of employment (i) without cause by the Company, (ii) by the Officer following a willful and material breach of the Employment Agreement by the Company or (iii) by the Officer within one year after the Company experiences a change in control, the Officer shall be entitled to an amount equal to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of the Officer for the five fiscal years of Good Times prior to such termination.  Thereafter, if the Officer’s employment is terminated for any of the foregoing reasons, the Officer shall be entitled to an amount equal to the sum of (A) one times the Officer’s Base Compensation for the fiscal year of the termination, (B) the average of the Officer’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, and (C) $6,000; and (D) a lump sum amount equal to what the monthly COBRA premium payable for the health insurance coverage of the Officer is at the time of her termination multiplied by 12 (together the “Severance Compensation”).

The Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the Employment Agreement will automatically extend for additional periods of one year.

The above descriptions of the Employment Agreements are qualified in their entirety by the terms and conditions of the Executive and Officer Employment Agreements filed as Exhibit 10.1, 10.2, 10.3 and 10.4 to this Form 8-K, which is incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.  The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1	Employment Agreement, dated September 27, 2016, between Boyd E. Hoback and Good Times Restaurants Inc.
10.2	Employment Agreement, dated September 27, 2016, between James K. Zielke and Good Times Restaurants Inc.
10.3	Employment Agreement, dated September 27, 2016, between Scott G. LeFever and Good Times Restaurants Inc.
10.4	Employment Agreement, dated September 27, 2016, between Susan M. Knutson and Good Times Restaurants Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: September 30, 2016	By:	/s/ Boyd E. Hoback
Boyd E. Hoback
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1	Employment Agreement, dated September 27, 2016, between Boyd E. Hoback and Good Times Restaurants Inc.

10.2	Employment Agreement, dated September 27, 2016, between James K. Zielke and Good Times Restaurants Inc.

10.3	Employment Agreement, dated September 27, 2016, between Scott G. LeFever and Good Times Restaurants Inc.

10.4	Employment Agreement, dated September 27, 2016, between Susan M. Knutson and Good Times Restaurants Inc.